AGRILINK FOODS, INC.

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

To the Agents and Lenders
   Party to the Credit Agreement
   referred to below

Gentlemen:

         We refer to the Credit Agreement dated as of September 23, 1998 among Agrilink Foods, Inc. as Borrower, Pro-Fac Cooperative, Inc., Linden Oaks Corporation and Kennedy Endeavors, Incorporated as Guarantors, Harris Trust and Savings Bank individually and as Administrative Agent and the other lenders from time to time parties thereto as amended and currently in effect between us (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement.

         Upon receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders Section 2.1(e) of the Credit Agreement shall be amended by (i) adding the phrase "commencing with the year 2000" immediately following the phrase "falling between May 1 and July 15 of each year", and by adding the word "such" immediately prior to the word "year" wherever the word "year" appears thereafter, and (ii) by adding the following at the end of such Section:

                  "Also anything contained elsewhere in this Agreement to the contrary notwithstanding, for a period of not less than fifteen consecutive days falling between May 1, 1999 and July 15, 1999 the aggregate outstanding principal balance of the Revolving Credit Loans and Swing Loans shall not exceed $30,000,000 (each such period of fifteen consecutive days in each year being hereinafter referred to as a "Cleandown Period") and unless the Company has selected and complied with an earlier Cleandown Period then (i) on July 1, 1999 the Company shall reduce the aggregate outstanding principal balance of the Revolving Credit Loans and Swing Loans to $30,000,000 or less and (ii) the Company shall not be permitted to borrow Revolving Credit Loans or Swing Loans prior to July 16, 1999 if after giving effect thereto the aggregate outstanding principal balance thereof would exceed $30,000,000."

         Except as specifically amended hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Fourth Amendment to Credit Agreement need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such to be deemed to be a reference to the Credit Agreement as amended hereby. This Fourth Amendment to Credit Agreement may be executed in counterparts, and by separate parties hereto on separate


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counterparts  each to  constitute  an  original  but  all  but one and the  same instrument. This Fourth Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois

     Dated as of the 18th day of June 1999.


                 AGRILINK FOODS, INC.

                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------

                 PRO-FAC COOPERATIVE, INC.


                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------


                 LINDEN OAKS CORPORATION
                        By     /s/ Timothy J. Benjamin
                               -------------------------------------------------
                               Its  President
                                    --------------------------------------------

                 KENNEDY ENDEAVORS, INCORPORATED
                         By    /s/ Earl L. Powers
                               -------------------------------------------------
                               Its  VP
                                    --------------------------------------------



 Accepted and agreed to as of the date last above written.

                 HARRIS TRUST AND SAVINGS BANK,
                   individually and as Administrative Agent,
                   Issuing Bank and Swing Lender


                         By    /s/ Dianna D. Carr
                               -------------------------------------------------
                               Its  Vice President
                                    --------------------------------------------